UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  11/28/2008

HydroDynex, Inc.

(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  000-53506

NEVADA	20-4903071
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

230 Bethany Rd., Ste. 128, Burbank, California 91504

(Address of Principal Executive Offices, Including Zip Code)

(702) 884-2150

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 1.01.

Entry Into a Material Definitive Agreement.

On November 28, 2008, Hydrosystemtechnik, GmbH, formally issued Hydrodynex, Inc., an extension to the due date of the second license payment fee of 20,000 Euros due November 30th, 2008, as laid out by the Amended Marketing, Distribution and License Agreement effective September 3, 2008.  This extension now states the second license fee is due on January 31, 2009 instead of November 30, 2008.

Item 9.01.

Financial Statements and Exhibits.

(c) Exhibits

3.1

Letter Agreement between HydroDynex, Inc. and Hydrosystemtechnik, GmbH dated November 28, 2008.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Dated  November 28, 2008

HYDRODYNEX, Inc.

By:

/s/  Jerod Edington

Jerod Edington

President & CEO